CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Apr. 28, 2012	Apr. 30, 2011	May 01, 2010
Net earnings (loss)	$ (68,867)	$ (73,957)	$ 36,644
Other comprehensive earnings (loss), net of tax:
(Increase) decrease in minimum pension liability (net of deferred tax benefit (expense) of $3,336, ($1,055) and $798, respectively)	(5,005)	1,582	(1,197)
Total comprehensive earnings (loss)	(73,872)	(72,375)	35,447
Comprehensive loss attributable to noncontrolling interest		37	32
Total comprehensive earnings (loss) attributable to Barnes & Noble, Inc.	$ (73,872)	$ (72,338)	$ 35,479